THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED APRIL 30, 2008)

VARIABLE COMPLIFE® (DATED APRIL 30, 2008)

VARIABLE JOINT LIFE (DATED APRIL 30, 2008)

VARIABLE EXECUTIVE LIFE (DATED APRIL 30, 2008)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

This Supplement revises certain information with regard to the total annual operating expenses of the Money Market Portfolio contained in the Prospectuses referenced above dated April 30, 2008.

The following replaces the row with regard to the Money Market Portfolio in the table under “Annual Portfolio Operating Expenses”:

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Money Market Portfolio*	0.30%	0.02%	0.00%	0.00%	0.32%	0.32%

The following footnote is added to the table under “Annual Portfolio Operating Expenses”:

*      Money Market Portfolio     “Other Expenses” reflects the fee paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds for the period from September 19, 2008 to December 18, 2008. Due to the temporary nature of the Program, this expense has not been annualized.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated October 23, 2008.